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                                                                    Exhibit 99.2



                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of The Sarbanes-Oxley Act of 2002

            Not Filed Pursuant to the Securities Exchange Act of 1934

In connection with the Quarterly Report of The Men's Wearhouse, Inc. (the "Company") on Form 10-Q for the period ending August 3, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Neill
P. Davis, Chief Financial Officer of the Company, certify, pursuant to 18 U. S.
C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  September 17, 2002                 By       /s/ NEILL P. DAVIS
                                              ----------------------------------
                                                        Neill P. Davis
                                                   Executive Vice President,
                                                    Chief Financial Officer,
                                                   Treasurer and Principal
                                                       Financial Officer